Supplement dated September 1, 2023
to the following initial summary prospectus(es):
Nationwide Advisory Retirement Income Annuity New York dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2023, the Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II investment option is no longer available to receive transfers or new purchase payments.
ISP-0718